Exhibit 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              New Issue Term Sheet

                           $173,732,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2004-NC2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                        New Century Mortgage Corporation
                                   Originator

                            Litton Loan Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-NC2

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Transaction Summary
----------------------------------------------------------------------------------------------------------------
                      Expected Ratings                                    Avg. Life to
          Expected     (S&P/Moody's/                                         Call/        Mod. Dur. to Call/
Class     Amount(1)        Fitch)         Bench-mark     Interest Type   Mty(yrs)(2)(3)    Mty(yrs)(2)(3)(4)
----------------------------------------------------------------------------------------------------------------
A-1                              ***Not Offered - 144A Private Placement***
A-2     $123,849,000   (AAA/Aaa/AAA)     1 Mo. Libor       Floating        2.63/2.86           2.53/2.72
M-1      $25,042,000    (AA/Aa2/AA)      1 Mo. Libor       Floating        5.20/5.75           4.91/5.35
M-2      $19,032,000     (A/A2/A)        1 Mo. Libor       Floating        5.17/5.65           4.78/5.16
M-3       $5,809,000    (A-/A3/A-)       1 Mo. Libor       Floating        5.16/5.57           4.74/5.06
B-1
B-2
                                ***Not Offered - 144A Private Placement***
B-3
B-4
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
Transaction Summary
------------------------------------------------------------
                                              Initial Credit
                   Payment Window to           Enhancement
Class                Call/Mty(2)(3)              Level(5)
------------------------------------------------------------
A-1          ***Not Offered - 144A Private Placement***
A-2          09/04 - 05/12 / 09/04 - 10/21         18.50%
M-1          11/07 - 05/12 / 11/07 - 10/18         12.25%
M-2          10/07 - 05/12 / 10/07 - 06/17          7.50%
M-3          10/07 - 05/12 / 10/07 - 12/15          6.05%
B-1
B-2
             ***Not Offered - 144A Private Placement***
B-3
B-4
------------------------------------------------------------


(1)   Subject to a variance of plus or minus 5%.
(2)   Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.00% overcollateralization.

The Class A-2, Class M-1, Class M-2 and Class M-3 are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                       Securitized Asset Backed Receivables LLC Trust
                              2004-NC2

Depositor:                    Securitized Asset Backed Receivables LLC

Originator:                   New Century Mortgage Corporation

Servicer:                     Litton Loan Servicing LP. a wholly owned
                              subsidiary of Credit-Based Asset Servicing and Securitization, LLC ("C-BASS")

Trustee:                      Deutsche Bank National Trust Company

Lead Manager:                 Barclays Capital Inc.

Rating Agencies:              S&P/Moody's/Fitch

Offered Certificates:         The Class A-2, M-1, M-2 and M-3 certificates

LIBOR Certificates:           The Class A-1, B-1, B-2, B-3 and B-4 certificates
                              and the Offered Certificates
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Expected Closing Date:        August 25, 2004

Delivery:                     DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning in September 2004.

Final Scheduled
Distribution Date:            The Distribution Date occurring in July 2034.

Due Period:                   With respect to any Distribution Date, the period
                              commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, the
                              [calendar month] preceding the month in which that distribution date occurs.

Interest Accrual Period:      With respect to any Distribution Date, the period
                              commencing on the immediately preceding
                              Distribution Date (or, for the initial
                              Distribution Date, the closing date) and ending on the day immediately preceding the current
                              Distribution Date.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:           Actual/360.

Interest Payment Delay:       Zero days

Cut-off Date:                 August 1, 2004

Tax Status:                   The Offered Certificates will be treated as
                              "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible.

SMMEA Eligibility:            The Class A-2 and Class M-1 certificates are
                              expected to constitute a "mortgage related securities" for purposes of SMMEA. The Class M-2 and M-3 certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificates:         Collectively, the Class A-1 and Class A-2
                              certificates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Loans:               The mortgage loans to be included in the trust
                              will be adjustable-rate sub-prime mortgage loans secured by first-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from NC Capital Corporation, which in turn acquired them from its affiliate, New
                              Century Mortgage Corporation. On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $400,668,306. 100% of the mortgage loans are adjustable-rate mortgage loans and all mortgage loans will pay interest only for either a period of two, three, or ten years after orgination. All of the mortgage loans are first-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans as of the Cut-off Date and no delinquencies or defaults, with the exception of 30- to 59-day delinquencies comprising 0.26% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:       Approximately $249 million of mortgage loans that
                              have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                              Mae.

Group II Mortgage Loans:      Approximately $152 million of mortgage loans that
                              predominantly have original principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer Advances:    The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all
                              payments of principal (except with respect to the
                              mortgage loans during the interest-only period)
                              and interest (net of servicing fees), as
                              applicable, that were due during the related due
                              period on the mortgage loans and not received by
                              the applicable Servicer determination date.
                              Advances are required to be made only to the
                              extent they are deemed by the Servicer to be
                              recoverable from related late collections,
                              insurance proceeds, condemnation proceeds,
                              liquidation proceeds or subsequent recoveries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Compensating Interest:        In the event of any voluntary principal
                              prepayments in full on any mortgage loans
                              (excluding any payments made upon liquidation of
                              any mortgage loan) during any calendar month, the
                              Servicer is obligated to pay, by no later than the
                              Servicer remittance date in the following month,
                              compensating interest, without any right of
                              reimbursement, for those shortfalls in interest
                              collections resulting from those voluntary
                              principal prepayments in full. The amount of
                              compensating interest payable by the Servicer will
                              be equal to the difference between the interest
                              paid by the applicable mortgagors for that month
                              in connection with the prepayments and thirty
                              days' interest on the related mortgage loans, but
                              only up to [50.00%]of the servicing fee for that
                              calendar month.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pricing Prepayment Speed:     25% CPR

Credit Enhancement:           The credit enhancement provided for the benefit of
                              the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the sum of (i) the aggregate Class
                              Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal
                              Distribution Amount for that Distribution Date) by
                              (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                The later to occur of:

                                (i) the earlier to occur of:

                                    (a) the Distribution Date in
                                        September 2007 and

                                    (b) the Distribution Date
                                        following the Distribution
                                        Date on which the aggregate
                                        Class Certificate Balances of
                                        the Class A certificates have
                                        been reduced to zero; and

                               (ii) the first Distribution Date on
                                    which the Senior Enhancement
                                    Percentage (calculated for this
                                    purpose only after taking into
                                    account payments of principal
                                    applied to reduce the Stated
                                    Principal Balance of the
                                    mortgage loans for that
                                    Distribution Date but prior to
                                    any applications of Principal
                                    Distribution Amount to the
                                    certificates) is greater than or
                                    equal to the Specified Senior
                                    Enhancement Percentage
                                    (approximately 37.00%).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Trigger Event:                Either a Cumulative Loss Trigger Event or a
                              Delinquency Trigger Event.

Delinquency
Trigger Event:                With respect to any Distribution Date, the
                              circumstances in which the quotient (expressed as
                              a percentage) of (x) the rolling three-month
                              average of the aggregate unpaid principal balance
                              of mortgage loans that are 60 days or more
                              delinquent (including mortgage loans in
                              foreclosure, mortgage loans related to REO
                              property and mortgage loans where the mortgagor
                              has filed for bankruptcy) and (y) the aggregate
                              unpaid principal balance of the mortgage loans as
                              of the last day of the related Due Period, equals
                              or exceeds 40% of the prior period's Senior
                              Enhancement Percentage.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Loss
Trigger Event:                With respect to any Distribution Date, the
                              circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                              Distribution Date         Loss
                              Occuring in               Percentage
                              -----------------         ------------------------

                              September 2007
                                 through August 2008    3.25% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        1.25% for each month
                                                        thereafter (e.g. 3.875%
                                                        in March 2008)

                              September 2008
                                 through August 2009    4.50% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        0.75.% for each month
                                                        thereafter (e.g. 4.875%
                                                        in March 2009)

                              September 2009
                                 through August 2010    5.25% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        0.25% for each month
                                                        thereafter (e.g. 5.375%
                                                        in March 2010)

                              September 2010
                                 and thereafter         5.50%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Optional Clean-up Call:                 The Servicer may, at its option,
                                        purchase the mortgage loans and REO
                                        properties and terminate the trust on
                                        any Distribution Date when the aggregate
                                        Stated Principal Balance of the mortgage
                                        loans, as of the last day of the related
                                        due period, is equal to or less than 10%
                                        of the aggregate Stated Principal
                                        Balance of the mortgage loans as of the
                                        Cut-off Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Enhancement
Percentage:                    Initial Credit           Target Credit
                                 Enhancement             Enhancement
                              ----------------        -----------------
                              Class A: 18.50%         Class A: 37.00%
                              Class M-1: 12.25%       Class M-1: 24.50%
                              Class M-2: 7.50%        Class M-2: 15.00%
                              Class M-3: 6.05%        Class M-3: 12.10%
                              Class B-1: 4.75%        Class B-1: 9.50%
                              Class B-2: 3.75%        Class B-2: 7.50%
                              Class B-3: 3.00%        Class B-3: 6.00%
                              Class B-4: 2.00%        Class B-4: 4.00%

Step-up Coupons:              For all LIBOR Certificates the interest rate will
                              increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margin will be 2x the initial fixed margin and the Class M and Class B fixed margins will be 1.5x the initial fixed margins.

Class A-1
Pass-Through Rate:            The Class A-1 certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Group I Loan Cap.

Class A-2
Pass-Through Rate:            The Class A-2 certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Group II Loan Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-1
Pass-Through Rate:            The Class M-1 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                               (ii) the Pool Cap.

Class M-2
Pass-Through Rate:            The Class M-2 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                               (ii) the Pool Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class M-3
Pass-Through Rate:            The Class M-3 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Pool Cap.

Class B-1
Pass-Through Rate:            The Class B-1 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Pool Cap.

Class B-2
Pass-Through Rate:            The Class B-2 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Pool Cap.

Class B-3
Pass-Through Rate:            The Class B-3 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Pool Cap.

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4
Pass-Through Rate:            The Class B-4 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                               (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                               (ii) the Pool Cap.

Group I Loan Cap:             Product of:

                               (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                               (ii) a fraction, the numerator of which is 30 and
                                    the denominator of which is the actual
                                    number of days in the related Interest
                                    Accrual Period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Group II Loan Cap:            Product of:

                                 (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee
                                      Rate) then in effect on the beginning of the related Due Period and

                                 (ii) a fraction, the numerator of which is 30
                                      and the denominator of which is the actual number of days in the related Interest Accrual Period.

Pool Cap:                     Product of:

                                 (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                      Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                                 (ii) a fraction, the numerator of which is 30
                                      and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group Subordinate
Amount:                       For any Distribution Date,

                                 (i)  for the Group I Mortgage Loans, will be
                                      equal to the excess of the aggregate
                                      principal balance of the Group I Mortgage
                                      Loans as of the beginning of the related
                                      Due Period over the Class Certificate
                                      Balance of the Class A-1 certificates
                                      immediately prior to such Distribution
                                      Date and

                                 (ii) for the Group II Mortgage Loans, will be
                                      equal to the excess of the aggregate
                                      principal balance of the Group II Mortgage
                                      Loans as of the beginning of the related
                                      Due Period over the Class Certificate
                                      Balance of the Class A-2 certificates
                                      immediately prior to such Distribution
                                      Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Basis Risk
Carry Forward Amount:         On any Distribution Date and for any class of
                              LIBOR Certificates is the sum of:

                              (x)  the excess of:

                                   (i)  the amount of interest that class of
                                        certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over

                                   (ii) the amount of interest that class of
                                        certificates received on that
                                        Distribution Date based on the Group I
                                        Loan Cap, the Group II Loan Cap, or the
                                        Pool Cap, as applicable, and

                               (y)  the unpaid portion of any such excess
                                    described in clause (x) from prior
                                    Distribution Dates (and related accrued
                                    interest at the then applicable Pass-Through
                                    Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest
Distributions
on the LIBOR
Certificates:                 On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                              (iii) To the Class M-1 certificates, its Accrued Certificate Interest;

                              (iv) To the Class M-2 certificates, its Accrued Certificate Interest;

                              (v) To the Class M-3 certificates, its Accrued Certificate Interest;

                              (vi) To the Class B-1 certificates, its Accrued Certificate Interest;

                              (vii) To the Class B-2 certificates, its Accrued Certificate Interest;

                              (viii) To the Class B-3 certificates, its Accrued Certificate Interest; and

                              (ix) To the Class B-4 certificates, its Accrued Certificate Interest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Distribution on the
LIBOR Certificates:           On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A certificates, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              (v) to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              (vii) to the Class B-3 certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                              (viii) to the Class B-4 certificates, until the Class Certificate Balance thereof has been reduced to zero

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:


                              (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;


                              (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                              (v) to the Class B-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal
Distribution
on the LIBOR
Certificates (cont'd):        (vi)    to the Class B-2 certificates, the lesser
                                      of the remaining Principal Distribution
                                      Amount and the Class B-2 Principal
                                      Distribution Amount, until the Class
                                      Certificate Balance thereof has been
                                      reduced to zero;

                              (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

                              (viii) to the Class B-4 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Allocation of Principal
Payments to Class
A Certificates:               All principal distributions to the holders of the
                              Class A certificates on any Distribution Date will
                              be allocated concurrently, between the Class A-1
                              certificates and the Class A-2 certificates on a
                              pro rata basis based on the Class A Principal
                              Allocation Percentage for each of those classes
                              for that Distribution Date. However, if the Class
                              Certificate Balance of either class of Class A
                              certificates is reduced to zero, then the
                              remaining amount of principal distributions
                              distributable to the Class A certificates on that
                              Distribution Date, and the amount of those
                              principal distributions distributable on all
                              subsequent Distribution Dates, will be distributed
                              to the holders of the other class of Class A
                              certificates remaining outstanding, in accordance
                              with the principal distribution allocations
                              described in this paragraph, until their Class
                              Certificate Balance has been reduced to zero. Any
                              distributions of principal to the Class A-1
                              certificates will be made first from payments
                              relating to the Group I Mortgage Loans, and any
                              distributions of principal to the Class A-2
                              certificates will be made first from payments
                              relating to the Group II Mortgage Loans.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Cap Provider:                 Barclays Bank PLC, as Cap Provider, is a bank
                              authorized and regulated by the United Kingdom's
                              Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.
                              As of the date hereof, Barclays Bank PLC is rated
                              AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate
Cap Agreements:               The LIBOR Certificates (other than the Class A-1
                              certificates) will have the benefit of three interest rate cap agreements provided by the Cap
                              Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing Date.

Class A-2
Interest Rate Cap:            The Class A-2 certificates will have the benefit
                              of an interest rate cap agreement (the "Class A-2
                              Cap Agreement"), with an initial notional amount of $12,384,900 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class
                              A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution Date and (ii) a cap ceiling rate of 9.66%, over a specified cap strike rate (ranging from 5.10% to 9.61%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached
                              Interest Rate Cap Schedule for that Distribution
                              Date, based on an "actual/360" basis. The Cap
                              Provider's obligations under the Class A-2 Cap
                              Agreement will terminate following the
                              Distribution Date in April 2007.

Class M Interest Rate Cap:    The Class M certificates will have the benefit of
                              an interest rate cap agreement (the "Class M Cap
                              Agreement"), with an initial notional amount of
                              $4,988,300 provided by the Cap Provider. In
                              connection with the first 32 Distribution Dates,
                              the Cap Provider will be obligated under the Class
                              M Cap Agreement to pay to the trustee, for deposit
                              into the Excess Reserve Fund Account, an amount
                              equal to the product of (a) the excess, if any, of
                              the lesser of (i) the then current 1-month LIBOR
                              rate and (ii) a cap ceiling rate of 8.58%, over a
                              specified cap strike rate (ranging from 4.47% to
                              8.38%), and (b) the product of the Class M
                              notional balance and the index rate multiplier set
                              forth in the attached Interest Rate Cap Schedule
                              for that Distribution Date, based on an
                              "actual/360" basis. The Cap Provider's obligations
                              under the Class M Cap Agreement will terminate
                              following the Distribution Date in April 2007.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B
Interest Rate Cap:            The Class B certificates will have the benefit of
                              an interest rate cap agreement (the "Class B Cap
                              Agreement"), with an initial notional amount of $1,622,700 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class
                              B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 7.10%, over a specified cap strike rate (ranging from 2.99% to 6.90%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the Distribution Date in April 2007.

Allocation of
Net Monthly
Excess Cash Flow:             For any Distribution Date, any Net Monthly Excess
                              Cash Flow shall be paid as follows:

                              (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount;

                              (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount;

                              (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount;

                              (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount;

                              (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount;

                              (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;

                              (g) to the holders of the Class B-1 certificates, any Unpaid Interest Amount;

                              (h) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount;

                              (i) to the holders of the Class B-2 certificates, any Unpaid Interest Amount;

                              (j) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount;

                              (k) to the holders of the Class B-3 certificates, any Unpaid Interest Amount;

                              (l) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount;

                              (m) to the holders of the Class B-4 certificates, any Unpaid Interest Amount;

                              (n) to the holders of the Class B-4 certificates, any Unpaid Realized Loss Amount;

                              (o)  to the Excess Reserve Fund Account, the
                                   amount of any Basis Risk Payment for that
                                   Distribution Date;
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allocation of
Net Monthly Excess
Cash Flow (cont'd):           (p)  (i) from any Class A-2 Interest Rate Cap
                                   Payment on deposit in the Excess Reserve Fund
                                   Account with respect to that Distribution
                                   Date, an amount equal to any unpaid remaining
                                   Basis Risk Carry Forward Amount with respect to the Class A-2 certificates for that Distribution Date to the Class A-2 certificates, (ii) from any Class M Interest
                                   Cap Payment on deposit in the Excess Reserve
                                   Fund Account with respect to that
                                   Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                   Amount with respect to the Class M
                                   certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class
                                   Certificate Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B
                                   Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                   Amount with respect to the Class B
                                   certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class
                                   B-1, Class B-2, Class B-3 and Class B-4
                                   certificates, pro rata, based on any Basis
                                   Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                              (q) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                              (r) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                              (s) to the holders of the Class R certificates, any remaining amount.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest
Remittance Amount:            With respect to any Distribution Date and the
                              mortgage loans in a loan group, that portion of
                              available funds attributable to interest relating
                              to mortgage loans in that mortgage loan group.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Accrued
Certificate Interest:         For each class of LIBOR Certificates on any
                              Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                              Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal
Distribution Amount:          For each Distribution Date will equal the sum of
                              (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra
                              Principal Distribution Amount for that
                              Distribution Date.

Basic
Principal Distribution
Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly
Excess Cash Flow:             Available Funds remaining after the amount
                              necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal
Distribution
Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Subordination Deficiency, if any, for that Distribution Date.

Total Monthly
Excess Spread:                As to any Distribution Date equals the excess, if
                              any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee, over
                              (y) the amount paid as interest to the
                              Certificates at their respective Pass-Through
                              Rates.

Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate
                              Class Certificate Balance of the LIBOR
                              Certificates as of that date (after taking into account the distribution of the Principal
                              Remittance Amount on those certificates on that Distribution Date).

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Specified
Subordinated Amount:          Prior to the Stepdown Date, an amount equal to
                              2.00% of the aggregate Stated Principal Balance of
                              the mortgage loans as of the Cut-off Date. On and
                              after the Stepdown Date, an amount equal to 4.00%
                              of the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date, subject
                              to a minimum amount equal to 0.50% of the
                              aggregate Stated Principal Balance of the mortgage
                              loans as of the Cut-off Date; provided, however,
                              that if, on any Distribution Date, a Trigger Event
                              exists, the Specified Subordinated Amount will not
                              be reduced to the applicable percentage of the
                              then Stated Principal Balance of the mortgage
                              loans but instead remain the same as the prior
                              period's Specified Subordinated Amount until the
                              Distribution Date on which a Trigger Event no
                              longer exists. When the Class Certificate Balance
                              of each class of LIBOR Certificates has been
                              reduced to zero, the Specified Subordinated Amount
                              will thereafter equal zero.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Excess
Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified
                              Subordinated Amount.

Subordination
Deficiency:                   With respect to any Distribution Date, the excess,
                              if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

Principal
Remittance Amount:            With respect to any Distribution Date, to the
                              extent of funds available, the amount equal to the
                              sum of the following amounts (without duplication)
                              with respect to the related Due Period: (i) each
                              scheduled payment of principal on a mortgage loan
                              due during the related Due Period and received by
                              the Servicer on or prior to the related
                              Determination Date or advanced by the Servicer for
                              the related Servicer Remittance Date; (ii) all
                              full and partial principal prepayments on mortgage
                              loans received during the related Prepayment
                              Period; (iii) all net liquidation proceeds,
                              condemnation proceeds, insurance proceeds and
                              subsequent recoveries received on the mortgage
                              loans and allocable to principal; (iv) the portion
                              of the purchase price allocable to principal with
                              respect to each deleted mortgage loan that was
                              repurchased during the period from the prior
                              Distribution Date through the business day prior
                              to the current Distribution Date; (v) the
                              Substitution Adjustment Amounts received in
                              connection with the substitution of any mortgage
                              loan as of that Distribution Date; and (vi) the
                              allocable portion of the proceeds received with
                              respect to any Optional Clean-up Call (to the
                              extent they relate to principal).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Principal
Allocation Percentage:        For any Distribution Date is the percentage
                              equivalent of a fraction, determined as follows:

                              (1) with respect to the Class A-1 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                              (2) with respect to the Class A-2 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date is the excess of (a) the
                              aggregate Class Certificate Balance of the Class A
                              certificates immediately prior to that
                              Distribution Date over (b) the lesser of (x)
                              approximately 63.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that
                              Distribution Date and (y) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date) and (b) the Class Certificate
                              Balance of the Class M-1 certificates immediately
                              prior to that Distribution Date over (ii) the
                              lesser of (a) approximately 75.50% of the
                              aggregate Stated Principal Balance of the mortgage
                              loans for that Distribution Date and (b) the
                              excess, if any, of the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date over $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date) and (c) the Class Certificate Balance of the
                              Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 85.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,003,342.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after
                              taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account
                              distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (d) the Class Certificate Balance of the Class M-3
                              certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a)
                              approximately 87.90% of the aggregate Stated
                              Principal Balance of the mortgage loans for that
                              Distribution Date and (b) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after
                              taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account
                              distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3
                              certificates (after taking into account
                              distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (e) the Class Certificate Balance of the Class B-1
                              certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a)
                              approximately 90.50% of the aggregate Stated
                              Principal Balance of the mortgage loans for that
                              Distribution Date and (b) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after
                              taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account
                              distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3
                              certificates (after taking into account
                              distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1
                              certificates (after taking into account
                              distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date) and
                              (f) the Class Certificate Balance of the Class B-2
                              certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a)
                              approximately 92.50% of the aggregate Stated
                              Principal Balance of the mortgage loans on that
                              Distribution Date and (b) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans on that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after
                              taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account
                              distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3
                              certificates (after taking into account
                              distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1
                              certificates (after taking into account
                              distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2
                              certificates (after taking into account
                              distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date),
                              and (g) the Class Certificate Balance of the Class
                              B-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a)
                              approximately 94.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that
                              Distribution Date and (b) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A certificates
                              (after taking into account distribution of the
                              Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after
                              taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account
                              distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3
                              certificates (after taking into account
                              distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1
                              certificates (after taking into account
                              distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2
                              certificates (after taking into account
                              distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class B-3
                              certificates (after taking into account
                              distribution of the Class B-3 Principal
                              Distribution Amount on that Distribution Date),
                              and (h) the Class Certificate Balance of the Class
                              B-4 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a)
                              approximately 96.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that
                              Distribution Date and (b) the excess, if any, of
                              the aggregate Stated Principal Balance of the
                              mortgage loans for that Distribution Date over
                              $2,003,342.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Life Sensitivity
To CALL

---------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                    50             75              100           125            150              175
---------------------------------------------------------------------------------------------------------------------------------
A-2            WAL (yrs)                     5.32           3.59            2.63          1.97           1.45             1.11
               First Payment Date          9/25/2004      9/25/2004       9/25/2004     9/25/2004      9/25/2004        9/25/2004
               Expected Final Maturity     10/25/2019     2/25/2015       5/25/2012     9/25/2010      6/25/2009        7/25/2007
               Window                       1 - 182        1 - 126         1 - 93        1 - 73         1 - 58           1 - 35
---------------------------------------------------------------------------------------------------------------------------------
M-1            WAL (yrs)                     10.14          6.90            5.20          4.52           4.51             3.99
               First Payment Date          7/25/2009      12/25/2007      11/25/2007    3/25/2008      7/25/2008        7/25/2007
               Expected Final Maturity     10/25/2019     2/25/2015       5/25/2012     9/25/2010      6/25/2009        8/25/2008
               Window                       59 - 182       40 - 126        39 - 93       43 - 73        47 - 58          35 - 48
---------------------------------------------------------------------------------------------------------------------------------
M-2            WAL (yrs)                     10.14          6.90            5.17          4.34           4.00             3.89
               First Payment Date          7/25/2009      12/25/2007      10/25/2007    12/25/2007     2/25/2008        3/25/2008
               Expected Final Maturity     10/25/2019     2/25/2015       5/25/2012     9/25/2010      6/25/2009        8/25/2008
               Window                       59 - 182       40 - 126        38 - 93       40 - 73        42 - 58          43 - 48
---------------------------------------------------------------------------------------------------------------------------------
M-3            WAL (yrs)                     10.14          6.90            5.16          4.28           3.84             3.61
               First Payment Date          7/25/2009      12/25/2007      10/25/2007    11/25/2007     12/25/2007       1/25/2008
               Expected Final Maturity     10/25/2019     2/25/2015       5/25/2012     9/25/2010      6/25/2009        8/25/2008
               Window                       59 - 182       40 - 126        38 - 93       39 - 73        40 - 58          41 - 48
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

---------------------------------------------------------------------------------------------------------------
PPC (%)                                 50           75          100          125          150         175
---------------------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                    5.67         3.89         2.86         2.15         1.60        1.11
          First Payment Date        9/25/2004    9/25/2004    9/25/2004    9/25/2004    9/25/2004    9/25/2004
          Expected Final Maturity   9/25/2031    8/25/2026    10/25/2021   3/25/2018    8/25/2015    7/25/2007
          Window                     1 - 325      1 - 264      1 - 206      1 - 163      1 - 132      1 - 35
---------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   10.97         7.58         5.75         4.94         4.88        5.81
          First Payment Date        7/25/2009    12/25/2007   11/25/2007   3/25/2008    7/25/2008    7/25/2007
          Expected Final Maturity   12/25/2028   3/25/2023    10/25/2018   9/25/2015    8/25/2013    9/25/2013
          Window                     59 - 292     40 - 223     39 - 170     43 - 133     47 - 108     35 - 109
---------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   10.90         7.51         5.65         4.72         4.31        4.18
          First Payment Date        7/25/2009    12/25/2007   10/25/2007   12/25/2007   2/25/2008    3/25/2008
          Expected Final Maturity   7/25/2027    8/25/2021    6/25/2017    9/25/2014    10/25/2012   4/25/2011
          Window                     59 - 275     40 - 204     38 - 154     40 - 121     42 - 98      43 - 80
---------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   10.80         7.42         5.57         4.59         4.10        3.82
          First Payment Date        7/25/2009    12/25/2007   10/25/2007   11/25/2007   12/25/2007   1/25/2008
          Expected Final Maturity   6/25/2025    9/25/2019    12/25/2015   6/25/2013    10/25/2011   6/25/2010
          Window                     59 - 250     40 - 181     38 - 136     39 - 106     40 - 86      41 - 70
---------------------------------------------------------------------------------------------------------------


CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                      20           25            30
--------------------------------------------------------------------------------
A-2         WAL (yrs)                       3.36         2.63          2.09
            First Payment Date            9/25/2004    9/25/2004     9/25/2004
            Expected Final Maturity       6/25/2014    5/25/2012     12/25/2010
            Window                        1 - 118      1 - 93        1 - 76
M-1         WAL (yrs)                        6.45         5.2           4.59
            First Payment Date            9/25/2007    11/25/2007    2/25/2008
            Expected Final Maturity       6/25/2014    5/25/2012     12/25/2010
            Window                        37 - 118     39 - 93       42 - 76
M-2         WAL (yrs)                       6.45         5.17          4.46
            First Payment Date            9/25/2007    10/25/2007    11/25/2007
            Expected Final Maturity       6/25/2014    5/25/2012     12/25/2010
            Window                        37 - 118     38 - 93       39 - 76
M-3         WAL (yrs)                        6.45         5.16          4.4
            First Payment Date            9/25/2007    10/25/2007    11/25/2007
            Expected Final Maturity       6/25/2014    5/25/2012     12/25/2010
            Window                         37 - 118     38 - 93       39 - 76
--------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

-----------------------------------------------------------------------------
CPR (%)                                   20           25            30
-----------------------------------------------------------------------------
A-2      WAL (yrs)                       3.64         2.86          2.28
         First Payment Date            9/25/2004    9/25/2004     9/25/2004
         Expected Final Maturity       7/25/2025    10/25/2021    10/25/2018
         Window                         1 - 251      1 - 206       1 - 170
M-1      WAL (yrs)                       7.11         5.75          5.04
         First Payment Date            9/25/2007    11/25/2007    2/25/2008
         Expected Final Maturity       2/25/2022    10/25/2018    4/25/2016
         Window                         37 - 210     39 - 170      42 - 140
M-2      WAL (yrs)                       7.04         5.65          4.85
         First Payment Date            9/25/2007    10/25/2007    11/25/2007
         Expected Final Maturity       8/25/2020    6/25/2017     3/25/2015
         Window                        37 - 192     38 - 154      39 - 127
M-3      WAL (yrs)                       6.95         5.57          4.74
         First Payment Date            9/25/2007    10/25/2007    11/25/2007
         Expected Final Maturity       10/25/2018   12/25/2015    11/25/2013
         Window                         37 - 170     38 - 136      39 - 111
-----------------------------------------------------------------------------


Breakeven CDR Analysis


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

Assumptions:
------------
PPC: 100%
Triggers in effect (i.e., Triggers Failing)
Forward LIBOR
Lag to Recovery: 12 Months
Loss Severity: 50%
To Maturity



Class                          CDR               Cumulative Loss (1)
-----                          ---               -------------------
M-1                          14.843%                   17.83%
M-2                          10.243%                   13.58%
M-3                          8.972%                    12.25%


(1) As a percentage of the mortgage loan balance as of the Cut-off Date.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------


                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

            Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                 Actual/360          Actual/360          Actual/360          Actual/360

                  August 2004                            --                  --                  --                  --
               September 2004                         10.00                9.50                9.50                9.50
                 October 2004                         10.00                9.50                9.50                9.50
                November 2004                         10.00                9.50                9.50                9.50
                December 2004                         10.00                9.50                9.50                9.50
                 January 2005                         10.00                9.50                9.50                9.50
                February 2005                         10.00                9.50                9.50                9.50
                   March 2005                         10.00                9.50                9.50                9.50
                   April 2005                         10.00                9.50                9.50                9.50
                     May 2005                         10.00                9.50                9.50                9.50
                    June 2005                         10.00                9.50                9.50                9.50
                    July 2005                         10.00                9.50                9.50                9.50
                  August 2005                         10.00                9.50                9.50                9.50
               September 2005                         10.00                9.50                9.50                9.50
                 October 2005                         10.00                9.50                9.50                9.50
                November 2005                         10.00                9.50                9.50                9.50
                December 2005                         10.00                9.50                9.50                9.50
                 January 2006                         10.00                9.50                9.50                9.50
                February 2006                         10.00                9.50                9.50                9.50
                   March 2006                         10.00                9.50                9.50                9.50
                   April 2006                         10.00                9.50                9.50                9.50
                     May 2006                         10.00                9.50                9.50                9.50
                    June 2006                         10.00                9.50                9.50                9.50
                    July 2006                         10.00                9.50                9.50                9.50
                  August 2006                         10.00                9.50                9.50                9.50
               September 2006                         10.00                9.50                9.50                9.50
                 October 2006                         10.00                9.50                9.50                9.50
                November 2006                         10.00                9.50                9.50                9.50
                December 2006                         10.00                9.50                9.50                9.50
                 January 2007                         10.00                9.50                9.50                9.50
                February 2007                         10.00                9.50                9.50                9.50
                   March 2007                         10.00                9.50                9.50                9.50
                   April 2007                         10.00                9.50                9.50                9.50
                     May 2007                         10.53                9.93                9.93                9.93
                    June 2007                         10.46                9.75                9.75                9.75
                    July 2007                         10.84               10.08               10.08               10.08


(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

            Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                 Actual/360          Actual/360          Actual/360          Actual/360
                  August 2007                         10.53                9.75                9.75                9.75
               September 2007                         29.05                9.75                9.75                9.75
                 October 2007                         12.79               10.08               10.08               10.08
                November 2007                         13.46               10.96               10.96               10.96
                December 2007                         14.09               11.48               11.48               11.48
                 January 2008                         13.57               11.11               11.11               11.11
                February 2008                         13.51               11.11               11.11               11.11
                   March 2008                         14.44               11.87               11.87               11.87
                   April 2008                         13.51               11.11               11.11               11.11
                     May 2008                         14.76               12.33               12.33               12.33
                    June 2008                         14.46               12.03               12.03               12.03
                    July 2008                         14.94               12.44               12.44               12.44
                  August 2008                         14.46               12.03               12.03               12.03
               September 2008                         14.46               12.03               12.03               12.03
                 October 2008                         14.94               12.44               12.44               12.44
                November 2008                         14.51               12.09               12.09               12.09
                December 2008                         15.05               12.52               12.52               12.52
                 January 2009                         14.57               12.11               12.11               12.11
                February 2009                         14.57               12.11               12.11               12.11
                   March 2009                         16.13               13.41               13.41               13.41
                   April 2009                         14.57               12.11               12.11               12.11
                     May 2009                         15.09               12.56               12.56               12.56
                    June 2009                         14.64               12.16               12.16               12.16
                    July 2009                         15.13               12.57               12.57               12.57
                  August 2009                         14.64               12.16               12.16               12.16
               September 2009                         14.64               12.16               12.16               12.16
                 October 2009                         15.13               12.57               12.57               12.57
                November 2009                         14.64               12.16               12.16               12.16
                December 2009                         15.13               12.57               12.57               12.57
                 January 2010                         14.64               12.16               12.16               12.16
                February 2010                         14.64               12.16               12.16               12.16
                   March 2010                         16.21               13.47               13.47               13.47
                   April 2010                         14.64               12.16               12.16               12.16
                     May 2010                         15.13               12.57               12.57               12.57
                    June 2010                         14.64               12.16               12.16               12.16
                    July 2010                         15.13               12.57               12.57               12.57

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                Actual/360          Actual/360          Actual/360          Actual/360
                 August 2010                         14.64               12.16               12.16               12.16
              September 2010                         14.64               12.16               12.16               12.16
                October 2010                         15.13               12.57               12.57               12.57
               November 2010                         14.64               12.16               12.16               12.16
               December 2010                         15.13               12.57               12.57               12.57
                January 2011                         14.64               12.16               12.16               12.16
               February 2011                         14.64               12.16               12.16               12.16
                  March 2011                         16.21               13.47               13.47               13.47
                  April 2011                         14.64               12.16               12.16               12.16
                    May 2011                         15.13               12.57               12.57               12.57
                   June 2011                         14.65               12.16               12.16               12.16
                   July 2011                         15.13               12.57               12.57               12.57
                 August 2011                         14.65               12.16               12.16               12.16
              September 2011                         14.65               12.16               12.16               12.16
                October 2011                         14.01               12.57               12.57               12.57
               November 2011                         12.87               12.16               12.16               12.16
               December 2011                         13.32               12.57               12.57               12.57
                January 2012                         12.91               12.16               12.16               12.16
               February 2012                         12.93               12.16               12.16               12.16
                  March 2012                         13.85               13.00               13.00               13.00
                  April 2012                         12.97               12.16               12.16               12.16
                    May 2012                         13.43               12.57               12.57               12.57
                   June 2012                         13.02               12.16               12.16               12.16
                   July 2012                         13.48               12.57               12.57               12.57
                 August 2012                         13.07               12.16               12.16               12.16
              September 2012                         13.09               12.16               12.16               12.16
                October 2012                         13.55               12.57               12.57               12.57
               November 2012                         13.14               12.16               12.16               12.16
               December 2012                         13.60               12.57               12.57               12.57
                January 2013                         13.19               12.16               12.16               12.16
               February 2013                         13.22               12.16               12.16               12.16
                  March 2013                         14.67               13.47               13.47               13.47
                  April 2013                         13.28               12.16               12.16               12.16
                    May 2013                         13.75               12.57               12.57               12.57
                   June 2013                         13.34               12.16               12.16               12.16
                   July 2013                         13.81               12.57               12.57               12.57


(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------


                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

           Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                Actual/360          Actual/360          Actual/360          Actual/360
                 August 2013                         13.40               12.16               12.16               12.16
              September 2013                         13.43               12.16               12.16               12.16
                October 2013                         13.92               12.57               12.57               12.57
               November 2013                         13.50               12.16               12.16               12.16
               December 2013                         13.99               12.57               12.57               12.57
                January 2014                         13.57               12.16               12.16               12.16
               February 2014                         13.61               12.16               12.16               12.16
                  March 2014                         15.11               13.47               13.47               13.47
                  April 2014                         13.69               12.16               12.16               12.16
                    May 2014                         14.19               12.57               12.57               12.57
                   June 2014                         13.77               12.16               12.16               12.16
                   July 2014                         14.27               12.57               12.57               12.57
                 August 2014                         13.86               12.16               12.16               12.16
              September 2014                         13.90               12.16               12.16               12.16
                October 2014                         14.41               12.57               12.57               12.57
               November 2014                         13.99               12.16               12.16               12.16
               December 2014                         14.51               12.57               12.57               12.57
                January 2015                         14.09               12.16               12.16               12.16
               February 2015                         14.14               12.16               12.16               12.16
                  March 2015                         15.72               13.47               13.47               13.47
                  April 2015                         14.25               12.16               12.16               12.16
                    May 2015                         14.78               12.57               12.57               12.57
                   June 2015                         14.36               12.16               12.16               12.16
                   July 2015                         14.90               12.57               12.57               12.57
                 August 2015                         14.48               12.16               12.16               12.16
              September 2015                         14.54               12.16               12.16               12.16
                October 2015                         15.09               12.57               12.57               12.57
               November 2015                         14.66               12.16               12.16               12.16
               December 2015                         15.22               12.57               12.57               12.57
                January 2016                         14.80               12.16               12.16               12.16
               February 2016                         14.87               12.16               12.16               12.16
                  March 2016                         15.97               13.00               13.00               13.00
                  April 2016                         15.01               12.16               12.16                  --
                    May 2016                         15.59               12.57               12.57                  --
                   June 2016                         15.16               12.17               12.17                  --
                   July 2016                         15.75               12.57               12.57                  --

1Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

            Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                 Actual/360          Actual/360          Actual/360          Actual/360
                  August 2016                         15.32               12.17               12.17                  --
               September 2016                         15.41               12.17               12.17                  --
                 October 2016                         16.01               12.57               12.57                  --
                November 2016                         15.58               12.17               12.17                  --
                December 2016                         16.19               12.57               12.57                  --
                 January 2017                         15.76               12.17               12.17                  --
                February 2017                         15.85               12.17               12.17                  --
                   March 2017                         17.66               13.47               13.47                  --
                   April 2017                         16.05               12.17               12.17                  --
                     May 2017                         16.69               12.57               12.57                  --
                    June 2017                         16.26               12.17               12.17                  --
                    July 2017                         16.91               12.57               12.57                  --
                  August 2017                         16.47               12.17               12.17                  --
               September 2017                         16.59               12.17               12.17                  --
                 October 2017                         17.26               12.57               12.57                  --
                November 2017                         16.82               12.17                  --                  --
                December 2017                         17.51               12.57                  --                  --
                 January 2018                         17.07               12.17                  --                  --
                February 2018                         17.20               12.17                  --                  --
                   March 2018                         19.19               13.47                  --                  --
                   April 2018                         17.47               12.17                  --                  --
                     May 2018                         18.20               12.57                  --                  --
                    June 2018                         17.75               12.17                  --                  --
                    July 2018                         18.50               12.57                  --                  --
                  August 2018                         18.05               12.17                  --                  --
               September 2018                         18.21               12.17                  --                  --
                 October 2018                         18.98               12.58                  --                  --
                November 2018                         18.53               12.17                  --                  --
                December 2018                         19.33               12.58                  --                  --
                 January 2019                         18.87               12.17                  --                  --
                February 2019                         19.05               12.17                  --                  --
                   March 2019                         21.30               13.47                  --                  --
                   April 2019                         19.53                  --                  --                  --
                     May 2019                         20.51                  --                  --                  --
                    June 2019                         20.19                  --                  --                  --
                    July 2019                         21.24                  --                  --                  --


(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------

                                            Schedule of Available Funds and
                                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

           Distribution Date                   A-2 Cap (%)         M-1 Cap (%)         M-2 Cap (%)         M-3 Cap (%)
-----------------------------------------------------------------------------------------------------------------------
                                                Actual/360          Actual/360          Actual/360          Actual/360
                 August 2019                         20.94                  --                  --                  --
              September 2019                         21.35                  --                  --                  --
                October 2019                         22.51                  --                  --                  --
               November 2019                         22.26                  --                  --                  --
               December 2019                         23.52                  --                  --                  --
                January 2020                         23.30                  --                  --                  --
               February 2020                         23.89                  --                  --                  --
                  March 2020                         26.21                  --                  --                  --
                  April 2020                         25.20                  --                  --                  --
                    May 2020                         26.81                  --                  --                  --
                   June 2020                         26.76                  --                  --                  --
                   July 2020                         28.57                  --                  --                  --
                 August 2020                         28.63                  --                  --                  --
              September 2020                         29.71                  --                  --                  --
                October 2020                         31.94                  --                  --                  --
               November 2020                         32.25                  --                  --                  --
               December 2020                         34.87                  --                  --                  --
                January 2021                         35.44                  --                  --                  --
               February 2021                         37.37                  --                  --                  --
                  March 2021                         43.83                  --                  --                  --
                  April 2021                         42.15                  --                  --                  --
                    May 2021                         46.67                  --                  --                  --
                   June 2021                         48.75                  --                  --                  --
                   July 2021                         54.84                  --                  --                  --
                 August 2021                         58.40                  --                  --                  --
              September 2021                         65.13                  --                  --                  --
                October 2021                         76.34                  --                  --                  --
               November 2021                         85.71                  --                  --                  --
               December 2021                        106.04                  --                  --                  --
                January 2022                        128.75                  --                  --                  --
               February 2022                        174.42                  --                  --                  --
                  March 2022                        304.06                  --                  --                  --
                  April 2022                             *                  --                  --                  --
                    May 2022                            --                  --                  --                  --

*On the distribution date in April 2022, the Class A-2 Certificate Balance will be $23,312 and are paid $24,509 in interest.

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                    August 11, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC2
--------------------------------------------------------------------------------


                                                      Interest Rate Cap Schedules

                                  Class A-2 Cap Notional Balance                        Class M Cap Notional Balance
------------------------------------------------------------------------------------------------------------------------------------
 Distribution Date   Balance ($)   Strike (%)       Ceiling    Multiplier      Balance ($)    Strike (%)       Ceiling    Multiplier
    September 2004   12,384,900         5.100          9.66         10.00        4,988,300         4.470          8.58         10.00
      October 2004   12,024,960         5.600          9.66         10.00        4,988,300         4.850          8.58         10.00
     November 2004   11,673,512         5.720          9.66         10.00        4,988,300         4.860          8.58         10.00
     December 2004   11,330,389         6.040          9.66         10.00        4,988,300         5.120          8.58         10.00
      January 2005   10,995,393         5.840          9.66         10.00        4,988,300         4.930          8.58         10.00
     February 2005   10,668,334         5.850          9.66         10.00        4,988,300         4.930          8.58         10.00
        March 2005   10,349,022         6.520          9.66         10.00        4,988,300         5.560          8.58         10.00
        April 2005   10,037,274         5.860          9.66         10.00        4,988,300         4.930          8.58         10.00
          May 2005    9,732,911         6.070          9.66         10.00        4,988,300         5.120          8.58         10.00
         June 2005    9,435,757         5.870          9.66         10.00        4,988,300         4.930          8.58         10.00
         July 2005    9,145,643         6.080          9.66         10.00        4,988,300         5.120          8.58         10.00
       August 2005    8,862,401         5.880          9.66         10.00        4,988,300         4.930          8.58         10.00
    September 2005    8,585,869         5.890          9.66         10.00        4,988,300         4.930          8.58         10.00
      October 2005    8,315,887         6.100          9.66         10.00        4,988,300         5.120          8.58         10.00
     November 2005    8,052,301         5.900          9.66         10.00        4,988,300         4.930          8.58         10.00
     December 2005    7,794,958         6.120          9.66         10.00        4,988,300         5.120          8.58         10.00
      January 2006    7,543,712         5.920          9.66         10.00        4,988,300         4.930          8.58         10.00
     February 2006    7,298,417         5.930          9.66         10.00        4,988,300         4.930          8.58         10.00
        March 2006    7,058,933         6.610          9.66         10.00        4,988,300         5.560          8.58         10.00
        April 2006    6,825,122         5.940          9.66         10.00        4,988,300         4.930          8.58         10.00
          May 2006    6,596,850         7.270          9.66         10.00        4,988,300         6.310          8.58         10.00
         June 2006    6,368,412         7.220          9.66         10.00        4,988,300         6.210          8.58         10.00
         July 2006    6,144,563         7.490          9.66         10.00        4,988,300         6.440          8.58         10.00
       August 2006    5,926,129         7.250          9.66         10.00        4,988,300         6.210          8.58         10.00
    September 2006    5,712,979         7.260          9.66         10.00        4,988,300         6.210          8.58         10.00
      October 2006    5,504,986         7.530          9.66         10.00        4,988,300         6.440          8.58         10.00
     November 2006    5,302,027         8.380          9.66         10.00        4,988,300         7.350          8.58         10.00
     December 2006    5,105,188         8.880          9.66         10.00        4,988,300         7.760          8.58         10.00
      January 2007    4,913,290         8.610          9.66         10.00        4,988,300         7.480          8.58         10.00
     February 2007    4,726,009         8.630          9.66         10.00        4,988,300         7.480          8.58         10.00
        March 2007    4,543,234         9.610          9.66         10.00        4,988,300         8.380          8.58         10.00
        April 2007    4,364,858         8.670          9.66         10.00        4,988,300         7.480          8.58         10.00
          May 2007           --            --            --            --               --            --            --            --

-------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-08-01
Number of Mortgage Loans: 1,495
Aggregate Principal Balance ($): 400,668,306
Weighted Average Current Mortgage Rate (%): 6.086
Non-Zero Weighted Average Margin (%): 5.327
Non-Zero Weighted Average Maximum Rate (%): 13.092
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted average remaining interest-only term of
 interest-only loans (in months): 27
Weighted Average Original LTV (%): 82.07
% First Liens: 100.00
% Owner Occupied: 98.42
% Purchase: 59.78
% Full Documentation: 25.84
Non-Zero Weighted Average FICO Score: 671
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Product                                               Mortgage    Principal      Principal      Interest       Term       Original
Types                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month LIBOR/10 Year Interest Only                   77    $27,062,785           6.75        4.905          296        80.94
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only          1,338    351,971,042          87.85        6.171          356        82.22
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             80     21,634,478           5.40        6.176          356        81.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Gross                                                    of          Date           Date         Gross      Remaining     Average
Interest                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                             42    $14,465,218           3.61        4.637          298        81.99
5.000% - 5.999%                                            570    156,431,157          39.04        5.647          351        80.86
6.000% - 6.999%                                            825    217,071,138          54.18        6.422          356        82.66
7.000% - 7.999%                                             51     11,241,051           2.81        7.290          357        86.36
8.000% - 8.999%                                              7      1,459,743           0.36        8.181          357        91.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 8.650%
Weighted Average: 6.086%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Cut-off                                                  of          Date           Date         Gross      Remaining     Average
Date Principal                                        Mortgage    Principal      Principal      Interest       Term       Original
Balances ($)                                           Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                                            5       $333,120           0.08        7.243          357        88.60
$75,001 - $100,000                                          36      3,300,395           0.82        6.477          356        79.03
$100,001 - $125,000                                         86      9,705,204           2.42        6.213          355        80.99
$125,001 - $150,000                                         99     13,713,183           3.42        6.167          355        81.35
$150,001 - $175,000                                         99     16,082,265           4.01        6.202          353        80.68
$175,001 - $200,000                                        147     27,674,284           6.91        6.210          355        80.82
$200,001 - $225,000                                        112     23,759,216           5.93        6.102          354        81.25
$225,001 - $250,000                                        109     26,017,026           6.49        6.173          356        81.01
$250,001 - $275,000                                        128     33,543,238           8.37        6.149          354        81.65
$275,001 - $300,000                                        106     30,398,296           7.59        6.036          352        82.72
$300,001 - $325,000                                        130     40,625,373          10.14        6.074          352        81.63
$325,001 - $350,000                                        106     35,763,086           8.93        6.041          352        82.14
$350,001 - $375,000                                         94     33,989,679           8.48        6.121          354        83.42
$375,001 - $400,000                                         85     33,146,092           8.27        6.097          353        82.42
$400,001 - $425,000                                         45     18,628,645           4.65        6.001          354        84.41
$425,001 - $450,000                                         26     11,396,828           2.84        6.110          351        84.28
$450,001 - $475,000                                         23     10,652,997           2.66        5.927          351        84.33
$475,001 - $500,000                                         24     11,866,488           2.96        6.138          349        82.41
$500,001 - $750,000                                         35     20,072,889           5.01        5.599          332        81.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $58,500
Maximum: $749,593
Average: $268,006


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate      Weighted    Weighted
                                                        Number      Cut-off        Cut-off       Average      Average      Weighted
Original                                                  of          Date           Date         Gross      Remaining     Average
Terms                                                  Mortgage    Principal      Principal      Interest       Term       Original
(months)                                                Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
300                                                          77    $27,062,785           6.75        4.905          296        80.94
360                                                       1,418    373,605,520          93.25        6.171          356        82.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 356


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off       Cut-off        Average       Average      Weighted
Remaining                                                of          Date           Date         Gross      Remaining     Average
Terms                                                 Mortgage    Principal      Principal      Interest       Term       Original
(months)                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                                                   77    $27,062,785           6.75        4.905          296        80.94
301 - 360                                                1,418    373,605,520          93.25        6.171          356        82.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 294
Maximum: 358
Weighted Average: 352


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
Range of                                                 of          Date           Date         Gross      Remaining     Average
Original                                              Mortgage    Principal      Principal      Interest       Term       Original
LTV Ratios (%)                                         Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                                              2       $219,937           0.05        6.295          356        33.14
35.01% - 40.00%                                              2        405,000           0.10        6.043          356        39.52
45.01% - 50.00%                                              2        590,000           0.15        6.147          357        47.20
50.01% - 55.00%                                              4      1,190,599           0.30        6.057          356        53.49
55.01% - 60.00%                                              8      2,022,831           0.50        5.881          336        57.16
60.01% - 65.00%                                             16      4,355,344           1.09        5.920          354        62.92
65.01% - 70.00%                                             24      6,146,290           1.53        5.911          349        69.05
70.01% - 75.00%                                             41     12,315,673           3.07        6.056          352        73.54
75.01% - 80.00%                                            944    239,107,481          59.68        6.041          353        79.91
80.01% - 85.00%                                            130     40,352,354          10.07        5.826          342        84.36
85.01% - 90.00%                                            237     70,115,657          17.50        6.274          355        89.55
90.01% - 95.00%                                             85     23,847,140           5.95        6.530          357        94.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 31.75%
Maximum: 95.00%
Weighted Average: 82.07%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range                                                  Number      Cut-off        Cut-off       Average      Average      Weighted
of                                                       of          Date           Date         Gross      Remaining     Average
Gross                                                 Mortgage    Principal      Principal      Interest       Term       Original
Margins (%)                                            Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                                             40    $13,575,536           3.39        4.768          301        82.04
3.501% - 4.000%                                             38     12,775,641           3.19        5.133          301        80.38
4.001% - 4.500%                                             12      4,590,174           1.15        5.614          316        79.74
4.501% - 5.000%                                              1        326,647           0.08        5.150          357        80.00
5.001% - 5.500%                                            679    173,645,879          43.34        6.036          356        82.75
5.501% - 6.000%                                            723    195,127,529          48.70        6.295          356        81.64
6.501% - 7.000%                                              2        626,900           0.16        6.516          356        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.160%
Maximum: 6.900%
Non-Zero Weighted Average: 5.327%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Minimum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                                              3     $1,391,872           0.35        4.141          295        85.00
4.501% - 5.000%                                             46     15,066,946           3.76        4.731          306        81.45
5.001% - 5.500%                                            172     49,792,166          12.43        5.299          342        80.48
5.501% - 6.000%                                            415    111,837,446          27.91        5.836          356        81.16
6.001% - 6.500%                                            509    135,083,838          33.71        6.275          356        82.47
6.501% - 7.000%                                            305     78,111,866          19.50        6.739          356        83.13
7.001% - 7.500%                                             27      5,406,004           1.35        7.261          357        84.80
7.501% - 8.000%                                             13      2,746,284           0.69        7.757          357        90.21
8.001% - 8.500%                                              4      1,073,187           0.27        8.150          357        90.40
8.501% - 9.000%                                              1        158,697           0.04        8.650          357        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.100%
Maximum: 8.650%
Non-Zero Weighted Average: 6.082%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Maximum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                                           87    $29,720,897           7.42        4.913          301        80.83
12.001% - 12.500%                                          136     37,753,181           9.42        5.344          357        80.75
12.501% - 13.000%                                          413    110,614,351          27.61        5.839          356        81.17
13.001% - 13.500%                                          509    135,083,838          33.71        6.275          356        82.47
13.501% - 14.000%                                          305     78,111,866          19.50        6.739          356        83.13
14.001% - 14.500%                                           27      5,406,004           1.35        7.261          357        84.80
14.501% - 15.000%                                           13      2,746,284           0.69        7.757          357        90.21
15.001% - 15.500%                                            4      1,073,187           0.27        8.150          357        90.40
15.501% - 16.000%                                            1        158,697           0.04        8.650          357        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.950%
Maximum: 15.650%
Non-Zero Weighted Average: 13.092%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Initial Cap (%)                                        Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                   1,418   $373,605,520          93.25        6.171          356        82.15
3.000%                                                      77     27,062,785           6.75        4.905          296        80.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.601%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Periodic                                              Mortgage    Principal      Principal      Interest       Term       Original
Cap (%)                                                Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                   1,418   $373,605,520          93.25        6.171          356        82.15
3.000%                                                      77     27,062,785           6.75        4.905          296        80.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.601%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Next                                                   Number      Cut-off        Cut-off       Average      Average      Weighted
Rate                                                     of          Date           Date         Gross      Remaining     Average
Adjustment                                            Mortgage    Principal      Principal      Interest       Term       Original
Dates                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Sep-04                                                      77    $27,062,785           6.75        4.905          296        80.94
Mar-06                                                     112     30,836,374           7.70        6.329          355        81.06
Apr-06                                                     699    185,165,841          46.21        6.183          356        82.07
May-06                                                     519    133,924,413          33.43        6.111          357        82.61
Jun-06                                                       8      2,044,414           0.51        6.604          358        87.86
Mar-07                                                       9      2,118,688           0.53        6.352          355        80.00
Apr-07                                                      36     10,093,460           2.52        6.139          356        78.37
May-07                                                      35      9,422,330           2.35        6.177          357        84.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-03-21
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Geographical                                          Mortgage    Principal      Principal      Interest       Term       Original
Distribution                                           Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                 914   $272,690,874          68.06        6.032          352        81.69
Washington                                                  71     14,648,304           3.66        6.151          354        82.01
Colorado                                                    69     13,696,357           3.42        6.150          354        82.40
New York                                                    39     12,450,312           3.11        6.244          357        85.43
Massachusetts                                               40     11,838,525           2.95        6.126          353        81.70
Nevada                                                      45     10,265,070           2.56        6.105          351        83.55
Arizona                                                     39      7,539,515           1.88        6.282          353        82.24
Hawaii                                                      22      6,332,391           1.58        5.952          348        81.93
Illinois                                                    23      5,641,391           1.41        6.604          354        79.85
Michigan                                                    26      5,466,638           1.36        6.115          342        85.06
Oregon                                                      28      4,794,567           1.20        6.071          349        80.03
Other                                                      179     35,304,363           8.81        6.272          353        83.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 38
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Occupancy                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                  1,468   $394,327,706          98.42        6.078          352        82.06
Investment                                                  15      3,412,268           0.85        6.547          356        79.46
Second Home                                                 12      2,928,331           0.73        6.634          351        86.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------




17. Property Types


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                               Loan Pool by
                                                                 Aggregate      Aggregate      Weighted     Weighted
                                                      Number      Cut-off        Cut-off       Average      Average      Weighted
                                                        of          Date           Date         Gross      Remaining     Average
Property                                             Mortgage    Principal      Principal      Interest       Term       Original
Types                                                 Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                 1,086   $293,230,990          73.19        6.076          353        82.22
Planned Unit Development                                  186     48,495,504          12.10        6.048          350        81.20
Condo                                                     135     32,141,223           8.02        6.039          350        82.28
2-4 Family                                                 88     26,800,589           6.69        6.312          354        81.73
Total:                                                  1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                               Loan Pool by
                                                                 Aggregate      Aggregate      Weighted     Weighted
                                                      Number      Cut-off        Cut-off       Average      Average      Weighted
                                                        of          Date           Date         Gross      Remaining     Average
Loan                                                 Mortgage    Principal      Principal      Interest       Term       Original
Purpose                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                  915   $239,533,120          59.78        6.079          353        81.84
Refinance - Cashout                                       485    138,408,282          34.54        6.138          352        82.45
Refinance - Rate Term                                      95     22,726,904           5.67        5.835          349        82.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                               Loan Pool by
                                                                 Aggregate      Aggregate      Weighted     Weighted
                                                      Number      Cut-off        Cut-off       Average      Average      Weighted
                                                        of          Date           Date         Gross      Remaining     Average
Documentation                                        Mortgage    Principal      Principal      Interest       Term       Original
Level                                                 Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                    1,048   $284,928,689          71.11        6.162          351        81.66
Full Documentation                                        404    103,548,557          25.84        5.879          355        83.03
Limited Income Verification                                43     12,191,060           3.04        6.055          356        83.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Original                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Prepayment                                               of          Date           Date         Gross      Remaining     Average
Penalty                                               Mortgage    Principal      Principal      Interest       Term       Original
Term (months)                                          Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0                                                         290    $84,294,583          21.04        5.949          337        82.44
12                                                          28      7,517,286           1.88        6.374          356        81.36
24                                                       1,124    295,047,081          73.64        6.115          356        82.10
36                                                          53     13,809,356           3.45        6.130          356        79.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Lien                                                  Mortgage    Principal      Principal      Interest       Term       Original
Position                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                 1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
FICO                                                  Mortgage    Principal      Principal      Interest       Term       Original
Score                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                    2       $259,891           0.06        6.688          356        80.72
581 - 600                                                   28      7,326,254           1.83        6.242          356        78.40
601 - 620                                                   34      8,976,422           2.24        6.220          356        78.89
621 - 640                                                  247     65,791,750          16.42        6.218          356        82.97
641 - 660                                                  383    101,049,616          25.22        6.192          356        82.36
661 - 680                                                  295     78,604,476          19.62        6.127          353        81.83
681 - 700                                                  208     58,612,691          14.63        5.965          347        82.10
701 - 720                                                  120     30,883,034           7.71        5.892          350        82.16
721 - 740                                                   78     21,585,172           5.39        5.849          344        82.15
741 - 760                                                   46     12,218,044           3.05        5.896          347        81.41
761 - 780                                                   40     10,797,739           2.69        5.839          346        80.61
781 - 800                                                   13      4,384,719           1.09        5.658          334        82.72
801 >=                                                       1        178,500           0.04        4.750          295        85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,495   $400,668,306         100.00        6.086          352        82.07
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 580
Maximum: 803
Non-Zero Weighted Average: 671
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 7  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-08-01
Number of Mortgage Loans: 1,123
Aggregate Principal Balance ($): 248,705,629
Weighted Average Current Mortgage Rate (%): 6.136
Non-Zero Weighted Average Margin (%): 5.371
Non-Zero Weighted Average Maximum Rate (%): 13.139
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted average remaining interest-only term of
 interest-only loans (in months): 25
Weighted Average Original LTV (%): 81.57
% First Liens: 100.00
% Owner Occupied: 97.99
% Purchase: 62.10
% Full Documentation: 26.25
Non-Zero Weighted Average FICO Score: 671
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Product                                               Mortgage    Principal      Principal      Interest       Term       Original
Types                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month LIBOR/10 Year Interest Only                   44    $11,257,451           4.53        4.931          295        80.37
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only          1,024    226,187,698          90.95        6.189          356        81.77
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             55     11,260,480           4.53        6.279          356        78.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Gross                                                    of          Date           Date         Gross      Remaining     Average
Interest                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                             24     $5,667,803           2.28        4.699          302        80.38
5.000% - 5.999%                                            420     95,016,541          38.20        5.664          352        80.27
6.000% - 6.999%                                            628    138,071,471          55.52        6.431          356        82.21
7.000% - 7.999%                                             45      8,990,071           3.61        7.299          357        85.41
8.000% - 8.999%                                              6        959,743           0.39        8.197          357        89.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.150%
Maximum: 8.650%
Weighted Average: 6.136%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Cut-off                                                  of          Date           Date         Gross      Remaining     Average
Date Principal                                        Mortgage    Principal      Principal      Interest       Term       Original
Balances ($)                                           Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                                            5       $333,120           0.13        7.243          357        88.60
$75,001 - $100,000                                          36      3,300,395           1.33        6.477          356        79.03
$100,001 - $125,000                                         86      9,705,204           3.90        6.213          355        80.99
$125,001 - $150,000                                         99     13,713,183           5.51        6.167          355        81.35
$150,001 - $175,000                                         99     16,082,265           6.47        6.202          353        80.68
$175,001 - $200,000                                        147     27,674,284          11.13        6.210          355        80.82
$200,001 - $225,000                                        112     23,759,216           9.55        6.102          354        81.25
$225,001 - $250,000                                        109     26,017,026          10.46        6.173          356        81.01
$250,001 - $275,000                                        128     33,543,238          13.49        6.149          354        81.65
$275,001 - $300,000                                        106     30,398,296          12.22        6.036          352        82.72
$300,001 - $325,000                                        130     40,625,373          16.33        6.074          352        81.63
$325,001 - $350,000                                         41     13,544,367           5.45        5.908          349        81.27
$350,001 - $375,000                                          7      2,513,528           1.01        6.372          357        82.79
$375,001 - $400,000                                          9      3,509,747           1.41        6.453          356        84.42
$400,001 - $425,000                                          3      1,237,681           0.50        6.258          356        88.28
$425,001 - $450,000                                          4      1,736,206           0.70        6.097          341        85.00
$450,001 - $475,000                                          1        472,500           0.19        6.450          357        90.00
$500,001 - $750,000                                          1        540,000           0.22        6.990          356        90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $58,500
Maximum: $540,000
Average: $221,465
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
Original                                                 of          Date           Date         Gross      Remaining     Average
Terms                                                 Mortgage    Principal      Principal      Interest       Term       Original
(months)                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
300                                                         44    $11,257,451           4.53        4.931          295        80.37
360                                                      1,079    237,448,178          95.47        6.194          356        81.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Remaining                                                of          Date           Date         Gross      Remaining     Average
Terms                                                 Mortgage    Principal      Principal      Interest       Term       Original
(months)                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                                                   44    $11,257,451           4.53        4.931          295        80.37
301 - 360                                                1,079    237,448,178          95.47        6.194          356        81.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 294
Maximum: 358
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
Range of                                                 of          Date           Date         Gross      Remaining     Average
Original                                              Mortgage    Principal      Principal      Interest       Term       Original
LTV Ratios (%)                                         Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                                              2       $219,937           0.09        6.295          356        33.14
35.01% - 40.00%                                              2        405,000           0.16        6.043          356        39.52
45.01% - 50.00%                                              2        590,000           0.24        6.147          357        47.20
50.01% - 55.00%                                              3        740,599           0.30        6.092          356        52.84
55.01% - 60.00%                                              6      1,196,936           0.48        6.277          347        56.31
60.01% - 65.00%                                             13      2,955,691           1.19        5.906          352        62.84
65.01% - 70.00%                                             18      3,636,794           1.46        5.931          353        68.78
70.01% - 75.00%                                             29      7,013,595           2.82        5.977          354        73.68
75.01% - 80.00%                                            752    162,620,778          65.39        6.065          353        79.93
80.01% - 85.00%                                             84     19,368,699           7.79        6.098          350        84.40
85.01% - 90.00%                                            155     37,056,388          14.90        6.368          355        89.66
90.01% - 95.00%                                             57     12,901,213           5.19        6.615          357        94.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 31.75%
Maximum: 95.00%
Weighted Average: 81.57%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range                                                  Number      Cut-off        Cut-off       Average      Average      Weighted
of                                                       of          Date           Date         Gross      Remaining     Average
Gross                                                 Mortgage    Principal      Principal      Interest       Term       Original
Margins (%)                                            Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                                             22     $4,975,369           2.00        4.861          302        80.59
3.501% - 4.000%                                             24      6,475,691           2.60        5.162          301        80.49
4.001% - 4.500%                                              5      1,281,792           0.52        5.374          311        79.05
4.501% - 5.000%                                              1        326,647           0.13        5.150          357        80.00
5.001% - 5.500%                                            522    108,716,222          43.71        6.068          356        82.03
5.501% - 6.000%                                            548    126,659,009          50.93        6.304          356        81.30
6.501% - 7.000%                                              1        270,900           0.11        6.800          356        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.160%
Maximum: 6.900%
Non-Zero Weighted Average: 5.371%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Minimum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                                              1       $333,624           0.13        4.150          295        85.00
4.501% - 5.000%                                             28      6,468,579           2.60        4.780          312        80.08
5.001% - 5.500%                                            116     26,739,348          10.75        5.302          342        79.78
5.501% - 6.000%                                            313     70,233,272          28.24        5.827          356        80.56
6.001% - 6.500%                                            388     86,657,667          34.84        6.276          356        81.86
6.501% - 7.000%                                            238     51,288,447          20.62        6.750          356        82.94
7.001% - 7.500%                                             23      3,847,804           1.55        7.275          357        82.94
7.501% - 8.000%                                             12      2,405,004           0.97        7.772          357        90.42
8.001% - 8.500%                                              3        573,187           0.23        8.150          357        86.65
8.501% - 9.000%                                              1        158,697           0.06        8.650          357        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.150%
Maximum: 8.650%
Non-Zero Weighted Average: 6.133%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Maximum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                                           52    $13,056,363           5.25        4.940          304        80.26
12.001% - 12.500%                                           93     20,485,188           8.24        5.349          357        79.65
12.501% - 13.000%                                          313     70,233,272          28.24        5.827          356        80.56
13.001% - 13.500%                                          388     86,657,667          34.84        6.276          356        81.86
13.501% - 14.000%                                          238     51,288,447          20.62        6.750          356        82.94
14.001% - 14.500%                                           23      3,847,804           1.55        7.275          357        82.94
14.501% - 15.000%                                           12      2,405,004           0.97        7.772          357        90.42
15.001% - 15.500%                                            3        573,187           0.23        8.150          357        86.65
15.501% - 16.000%                                            1        158,697           0.06        8.650          357        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.950%
Maximum: 15.650%
Non-Zero Weighted Average: 13.139%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Initial Cap (%)                                        Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                   1,079   $237,448,178          95.47        6.194          356        81.63
3.000%                                                      44     11,257,451           4.53        4.931          295        80.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.568%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Periodic                                              Mortgage    Principal      Principal      Interest       Term       Original
Cap (%)                                                Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                   1,079   $237,448,178          95.47        6.194          356        81.63
3.000%                                                      44     11,257,451           4.53        4.931          295        80.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.568%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Next                                                   Number      Cut-off        Cut-off       Average      Average      Weighted
Rate                                                     of          Date           Date         Gross      Remaining     Average
Adjustment                                            Mortgage    Principal      Principal      Interest       Term       Original
Dates                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Sep-04                                                      44    $11,257,451           4.53        4.931          295        80.37
Mar-06                                                      77     17,163,910           6.90        6.348          355        80.49
Apr-06                                                     540    121,399,855          48.81        6.195          356        81.47
May-06                                                     400     85,960,469          34.56        6.146          357        82.38
Jun-06                                                       7      1,663,464           0.67        6.411          358        86.23
Mar-07                                                       7      1,318,688           0.53        6.203          355        80.00
Apr-07                                                      27      6,139,072           2.47        6.220          356        75.86
May-07                                                      21      3,802,720           1.53        6.400          357        82.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-03-31
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                      Number       Cut-off        Cut-off        Average       Average     Weighted
                                                        of           Date          Date          Gross       Remaining     Average
Geographical                                          Mortgage    Principal      Principal      Interest       Term        Original
Distribution                                           Loans       Balance        Balance         Rate       (months)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                 614   $150,756,388          60.62        6.072          353        81.04
Washington                                                  64     11,989,004           4.82        6.155          355        81.87
Colorado                                                    65     11,975,539           4.82        6.191          356        82.28
Massachusetts                                               33      8,861,000           3.56        6.125          352        82.52
New York                                                    27      7,813,728           3.14        6.302          357        84.01
Nevada                                                      37      7,060,569           2.84        6.240          354        81.65
Arizona                                                     34      5,680,117           2.28        6.308          356        81.56
Hawaii                                                      20      5,140,749           2.07        6.020          353        81.84
Oregon                                                      27      4,210,567           1.69        6.133          356        80.03
Illinois                                                    18      3,800,644           1.53        6.665          354        81.04
Georgia                                                     23      3,713,982           1.49        6.176          348        81.96
Other                                                      161     27,703,342          11.14        6.296          353        83.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Occupancy                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                  1,099   $243,716,454          97.99        6.127          354        81.52
Investment                                                  14      2,912,268           1.17        6.667          356        82.38
Second Home                                                 10      2,076,907           0.84        6.561          349        86.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Property                                              Mortgage    Principal      Principal      Interest       Term       Original
Types                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    788   $172,183,479          69.23        6.117          353        81.71
Planned Unit Development                                   142     30,095,582          12.10        6.117          354        80.71
Condo                                                      113     23,411,927           9.41        6.114          353        81.29
2-4 Family                                                  80     23,014,641           9.25        6.330          355        81.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Loan                                                  Mortgage    Principal      Principal      Interest       Term       Original
Purpose                                                Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                   704   $154,441,769          62.10        6.150          354        81.44
Refinance - Cashout                                        341     78,435,723          31.54        6.160          353        81.72
Refinance - Rate Term                                       78     15,828,137           6.36        5.890          352        82.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Documentation                                         Mortgage    Principal      Principal      Interest       Term       Original
Level                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                       778   $176,723,447          71.06        6.215          353        81.09
Full Documentation                                         315     65,281,678          26.25        5.927          356        82.51
Limited Income Verification                                 30      6,700,505           2.69        6.098          356        84.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group I
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Original                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Prepayment                                               of          Date           Date         Gross      Remaining     Average
Penalty                                               Mortgage    Principal      Principal      Interest       Term       Original
Term (months)                                          Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0                                                         207    $47,100,716          18.94        6.130          342        82.31
12                                                          24      5,962,636           2.40        6.329          356        80.03
24                                                         852    187,084,145          75.22        6.130          356        81.60
36                                                          40      8,558,132           3.44        6.185          356        77.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Lien                                                  Mortgage    Principal      Principal      Interest       Term       Original
Position                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                 1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
FICO                                                  Mortgage    Principal      Principal      Interest       Term       Original
Score                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                    2       $259,891           0.10        6.688          356        80.72
581 - 600                                                   23      5,429,517           2.18        6.308          356        79.90
601 - 620                                                   28      6,206,444           2.50        6.246          356        78.38
621 - 640                                                  184     39,329,929          15.81        6.211          356        82.26
641 - 660                                                  288     62,686,426          25.21        6.225          356        81.49
661 - 680                                                  220     48,397,452          19.46        6.154          353        81.69
681 - 700                                                  151     35,626,551          14.32        6.040          349        81.69
701 - 720                                                   97     21,829,289           8.78        5.901          351        81.83
721 - 740                                                   55     12,097,907           4.86        5.977          349        81.45
741 - 760                                                   35      7,559,344           3.04        6.142          353        82.23
761 - 780                                                   30      6,643,599           2.67        6.011          352        79.62
781 - 800                                                    9      2,460,780           0.99        6.355          356        81.66
801 >=                                                       1        178,500           0.07        4.750          295        85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,123   $248,705,629         100.00        6.136          354        81.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 580
Maximum: 803
Non-Zero Weighted Average: 671


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 7  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-08-01
Number of Mortgage Loans: 372
Aggregate Principal Balance ($): 151,962,677
Weighted Average Current Mortgage Rate (%): 6.003
Non-Zero Weighted Average Margin (%): 5.255
Non-Zero Weighted Average Maximum Rate (%): 13.015
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 350
Weighted average remaining interest-only term of
 interest-only loans (in months): 31
Weighted Average Original LTV (%): 82.88
% First Liens: 100.00
% Owner Occupied: 99.11
% Purchase: 55.99
% Full Documentation: 25.18
Non-Zero Weighted Average FICO Score: 672
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Product                                               Mortgage    Principal      Principal      Interest       Term       Original
Types                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month LIBOR/10 Year Interest Only                   33    $15,805,334          10.40        4.885          296        81.34
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            314    125,783,344          82.77        6.138          356        83.02
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             25     10,373,999           6.83        6.065          356        83.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Gross                                                    of          Date           Date         Gross      Remaining     Average
Interest                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                             18     $8,797,414           5.79        4.597          295        83.03
5.000% - 5.999%                                            150     61,414,616          40.41        5.621          350        81.78
6.000% - 6.999%                                            197     78,999,667          51.99        6.407          356        83.45
7.000% - 7.999%                                              6      2,250,980           1.48        7.255          357        90.16
8.000% - 8.999%                                              1        500,000           0.33        8.150          357        94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 8.150%
Weighted Average: 6.003%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Cut-off                                                  of          Date           Date         Gross      Remaining     Average
Date Principal                                        Mortgage    Principal      Principal      Interest       Term       Original
Balances ($)                                           Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$325,001 - $350,000                                         65    $22,218,719          14.62        6.122          354        82.67
$350,001 - $375,000                                         87     31,476,151          20.71        6.101          354        83.47
$375,001 - $400,000                                         76     29,636,346          19.50        6.055          353        82.18
$400,001 - $425,000                                         42     17,390,964          11.44        5.983          353        84.14
$425,001 - $450,000                                         22      9,660,622           6.36        6.112          353        84.15
$450,001 - $475,000                                         22     10,180,497           6.70        5.903          351        84.07
$475,001 - $500,000                                         24     11,866,488           7.81        6.138          349        82.41
$500,001 - $750,000                                         34     19,532,889          12.85        5.561          331        81.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $334,050
Maximum: $749,593
Average: $408,502
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
Original                                                 of          Date           Date         Gross      Remaining     Average
Terms                                                 Mortgage    Principal      Principal      Interest       Term       Original
(months)                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
300                                                         33    $15,805,334          10.40        4.885          296        81.34
360                                                        339    136,157,343          89.60        6.132          356        83.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range of                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Remaining                                                of          Date           Date         Gross      Remaining     Average
Terms                                                 Mortgage    Principal      Principal      Interest       Term       Original
(months)                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                                                   33    $15,805,334          10.40        4.885          296        81.34
301 - 360                                                  339    136,157,343          89.60        6.132          356        83.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 295
Maximum: 358
Weighted Average: 350



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
Range of                                                 of          Date           Date         Gross      Remaining     Average
Original                                              Mortgage    Principal      Principal      Interest       Term       Original
LTV Ratios (%)                                         Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                              1       $450,000           0.30        6.000          357        54.55
55.01% - 60.00%                                              2        825,895           0.54        5.308          320        58.38
60.01% - 65.00%                                              3      1,399,654           0.92        5.950          356        63.10
65.01% - 70.00%                                              6      2,509,496           1.65        5.883          343        69.43
70.01% - 75.00%                                             12      5,302,078           3.49        6.162          351        73.36
75.01% - 80.00%                                            192     76,486,703          50.33        5.988          351        79.86
80.01% - 85.00%                                             46     20,983,655          13.81        5.576          335        84.32
85.01% - 90.00%                                             82     33,059,268          21.75        6.170          355        89.43
90.01% - 95.00%                                             28     10,945,928           7.20        6.429          357        94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 54.55%
Maximum: 95.00%
Weighted Average: 82.88%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Range                                                  Number      Cut-off        Cut-off       Average      Average      Weighted
of                                                       of          Date           Date         Gross      Remaining     Average
Gross                                                 Mortgage    Principal      Principal      Interest       Term       Original
Margins (%)                                            Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.500%                                             18     $8,600,167           5.66        4.714          301        82.87
3.501% - 4.000%                                             14      6,299,951           4.15        5.103          300        80.25
4.001% - 4.500%                                              7      3,308,383           2.18        5.707          318        80.00
5.001% - 5.500%                                            157     64,929,657          42.73        5.983          356        83.94
5.501% - 6.000%                                            175     68,468,519          45.06        6.279          356        82.28
6.501% - 7.000%                                              1        356,000           0.23        6.300          356        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.550%
Non-Zero Weighted Average: 5.255%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Minimum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                                              2     $1,058,247           0.70        4.138          295        85.00
4.501% - 5.000%                                             18      8,598,367           5.66        4.693          301        82.48
5.001% - 5.500%                                             56     23,052,819          15.17        5.296          341        81.30
5.501% - 6.000%                                            102     41,604,174          27.38        5.851          355        82.17
6.001% - 6.500%                                            121     48,426,171          31.87        6.273          356        83.57
6.501% - 7.000%                                             67     26,823,418          17.65        6.718          356        83.49
7.001% - 7.500%                                              4      1,558,200           1.03        7.226          357        89.39
7.501% - 8.000%                                              1        341,280           0.22        7.650          356        88.70
8.001% - 8.500%                                              1        500,000           0.33        8.150          357        94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.100%
Maximum: 8.150%
Non-Zero Weighted Average: 5.998%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
Range                                                             Aggregate      Aggregate      Weighted     Weighted
of                                                     Number      Cut-off        Cut-off       Average      Average      Weighted
Maximum                                                  of          Date           Date         Gross      Remaining     Average
Mortgage                                              Mortgage    Principal      Principal      Interest       Term       Original
Rates (%)                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                                           35    $16,664,534          10.97        4.891          299        81.27
12.001% - 12.500%                                           43     17,267,993          11.36        5.338          357        82.05
12.501% - 13.000%                                          100     40,381,080          26.57        5.858          356        82.24
13.001% - 13.500%                                          121     48,426,171          31.87        6.273          356        83.57
13.501% - 14.000%                                           67     26,823,418          17.65        6.718          356        83.49
14.001% - 14.500%                                            4      1,558,200           1.03        7.226          357        89.39
14.501% - 15.000%                                            1        341,280           0.22        7.650          356        88.70
15.001% - 15.500%                                            1        500,000           0.33        8.150          357        94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.000%
Maximum: 15.150%
Non-Zero Weighted Average: 13.015%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Initial Cap (%)                                        Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                     339   $136,157,343          89.60        6.132          356        83.06
3.000%                                                      33     15,805,334          10.40        4.885          296        81.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.656%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Periodic                                              Mortgage    Principal      Principal      Interest       Term       Original
Cap (%)                                                Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                     339   $136,157,343          89.60        6.132          356        83.06
3.000%                                                      33     15,805,334          10.40        4.885          296        81.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 3.000%
Non-Zero Weighted Average: 1.656%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Next                                                   Number      Cut-off        Cut-off       Average      Average      Weighted
Rate                                                     of          Date           Date         Gross      Remaining     Average
Adjustment                                            Mortgage    Principal      Principal      Interest       Term       Original
Dates                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Sep-04                                                      33    $15,805,334          10.40        4.885          296        81.34
Mar-06                                                      35     13,672,464           9.00        6.305          355        81.77
Apr-06                                                     159     63,765,986          41.96        6.162          356        83.22
May-06                                                     119     47,963,944          31.56        6.047          357        83.01
Jun-06                                                       1        380,950           0.25        7.450          358        95.00
Mar-07                                                       2        800,000           0.53        6.597          355        80.00
Apr-07                                                       9      3,954,388           2.60        6.014          356        82.26
May-07                                                      14      5,619,610           3.70        6.026          357        85.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-03-05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted      Weighted
                                                      Number       Cut-off        Cut-off        Average       Average     Weighted
                                                        of          Date            Date          Gross       Remaining    Average
Geographical                                          Mortgage    Principal      Principal      Interest        Term       Original
Distribution                                           Loans       Balance        Balance         Rate        (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                 300   $121,934,487          80.24        5.982          351        82.48
New York                                                    12      4,636,584           3.05        6.147          357        87.82
Nevada                                                       8      3,204,501           2.11        5.807          344        87.74
Massachusetts                                                7      2,977,525           1.96        6.129          356        79.27
Washington                                                   7      2,659,300           1.75        6.132          347        82.63
Michigan                                                     5      2,093,407           1.38        5.959          329        86.45
Arizona                                                      5      1,859,398           1.22        6.202          344        84.32
Illinois                                                     5      1,840,747           1.21        6.477          356        77.40
Colorado                                                     4      1,720,817           1.13        5.863          336        83.26
Montana                                                      2      1,249,593           0.82        6.370          357        81.27
Hawaii                                                       2      1,191,642           0.78        5.662          328        82.32
Other                                                       15      6,594,677           4.34        6.118          346        86.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 24
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
                                                      Mortgage    Principal      Principal      Interest       Term       Original
Occupancy                                              Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                    369   $150,611,253          99.11        5.999          350        82.93
Second Home                                                  2        851,424           0.56        6.812          357        86.98
Investment                                                   1        500,000           0.33        5.850          356        62.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Property                                              Mortgage    Principal      Principal      Interest       Term       Original
Types                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    298   $121,047,511          79.66        6.018          351        82.94
Planned Unit Development                                    44     18,399,922          12.11        5.935          345        81.98
Condo                                                       22      8,729,296           5.74        5.841          340        84.95
2-4 Family                                                   8      3,785,948           2.49        6.202          348        80.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate      Weighted     Weighted
                                                        Number      Cut-off        Cut-off       Average      Average      Weighted
                                                          of          Date           Date         Gross      Remaining     Average
Loan                                                   Mortgage    Principal      Principal      Interest       Term       Original
Purpose                                                 Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                   211    $85,091,351          55.99        5.951          350        82.57
Refinance - Cashout                                        144     59,972,559          39.47        6.109          351        83.42
Refinance - Rate Term                                       17      6,898,768           4.54        5.710          342        82.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Documentation                                         Mortgage    Principal      Principal      Interest       Term       Original
Level                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                       270   $108,205,242          71.21        6.075          348        82.59
Full Documentation                                          89     38,266,879          25.18        5.798          353        83.92
Limited Income Verification                                 13      5,490,556           3.61        6.002          356        81.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Group II
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
Original                                               Number      Cut-off        Cut-off       Average      Average      Weighted
Prepayment                                               of          Date           Date         Gross      Remaining     Average
Penalty                                               Mortgage    Principal      Principal      Interest       Term       Original
Term (months)                                          Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                           83    $37,193,867          24.48        5.719          331        82.61
12                                                           4      1,554,650           1.02        6.548          356        86.47
24                                                         272    107,962,936          71.05        6.091          356        82.97
36                                                          13      5,251,224           3.46        6.040          357        81.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
Lien                                                  Mortgage    Principal      Principal      Interest       Term       Original
Position                                               Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                  Mortgage
                                                                                Loan Pool by
                                                                  Aggregate      Aggregate      Weighted     Weighted
                                                       Number      Cut-off        Cut-off       Average      Average      Weighted
                                                         of          Date           Date         Gross      Remaining     Average
FICO                                                  Mortgage    Principal      Principal      Interest       Term       Original
Score                                                  Loans       Balance        Balance         Rate       (months)     LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                    5     $1,896,737           1.25        6.051          356        74.12
601 - 620                                                    6      2,769,978           1.82        6.161          356        80.02
621 - 640                                                   63     26,461,820          17.41        6.229          356        84.04
641 - 660                                                   95     38,363,190          25.25        6.140          356        83.76
661 - 680                                                   75     30,207,023          19.88        6.085          351        82.06
681 - 700                                                   57     22,986,140          15.13        5.849          345        82.73
701 - 720                                                   23      9,053,745           5.96        5.872          346        82.98
721 - 740                                                   23      9,487,265           6.24        5.685          338        83.04
741 - 760                                                   11      4,658,700           3.07        5.498          337        80.08
761 - 780                                                   10      4,154,140           2.73        5.565          337        82.20
781 - 800                                                    4      1,923,939           1.27        4.766          306        84.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     372   $151,962,677         100.00        6.003          350        82.88
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 582
Maximum: 794
Non-Zero Weighted Average: 672
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information.
Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in
Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
================================================================================
BARCLAYS                                                        Page 7  of  7